UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 7, 2005
                                                --------------------------------

   J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial
                       Mortgage Pass-Through Certificates,
                                Series 2005-LDP2)
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             (Exact name of registrant as specified in its charter)


        New York                333-118975-04                 13-3789046
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)             Identification No.)

         270 Park Avenue
         New York, New York                                  10167
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         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP2. On June 22, 2005, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP2 (the "Certificates"), issued in thirty-one classes. The Class A-1, Class A-2, Class A-3, Class A-3A, Class A-4, Class A-SB, Class A-M, Class A-MFL, Class A-J, Class X-2, Class B, Class C, Class D, Class E and Class F Certificates, with an aggregate scheduled principal balance as of June 22, 2005 of $2,186,406,000, were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of June 10, 2005, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(EX-4) Pooling and Servicing Agreement, dated as of June 1, 2005, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Wachovia Bank, National Association, LNR Partners, Inc., Wells Fargo Bank, N.A. and LaSalle Bank National Association.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 7, 2005

                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.


                                       By:      /s/ Charles Y. Lee
                                               ---------------------------------
                                       Name:   Charles Y. Lee
                                       Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing                     E
                        Agreement, dated as of June
                        1, 2005, among J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Wachovia
                        Bank, National Association,
                        LNR Partners, Inc., Wells
                        Fargo Bank, N.A. and LaSalle
                        Bank National Association.